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HORIZON FUNDS TRUST

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HORIZON FUNDS TRUST

2141 Meadowind Lane NE

Marietta, Georgia  30062

PROPOSALS FOR SOLE SHAREHOLDER CONSENT

Dear Shareholders:

The Board of Trustees of Horizon Funds Trust (the "Trust"), an open-end investment company organized as an Ohio business trust, proposes the following actions for the consideration of the sole shareholder of the Dividend Champions Fund (the “Fund”), a series of the Trust:

1.

Approval of a new Management Agreement between the Trust and Horizon Funds Management, LLC to serve as the Fund’s investment adviser.

2.

Approval of a Distribution Plan pursuant to Rule 12b-1 for shares of the Fund.

3.

Election of three Trustees to the Board of Trustees.

By Order of the Board of Trustees

Erich Schwerd

Secretary

[February     , 2010]

HORIZON FUNDS TRUST

2141 Meadowind Lane NE

Marietta, Georgia  30062

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INFORMATION STATEMENT

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We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

INTRODUCTION

This Information Statement is furnished by the Board of Trustees of Horizon Funds Trust, an Ohio-registered business trust, on behalf of the Dividend Champions Fund.  This Information Statement is being sent to shareholders of the Fund on or about [                     ], 2010.

In the fall of 2008, Georgetowne Fund Management ("Georgetowne Management"), the adviser to the Georgetowne Long/Short Fund (the "Fund"), a series of the Georgetowne Trust (the "Trust"), notified the Trust's Board of Trustees of Georgetowne Management's intention to resign.  In light of Georgetowne Management’s pending resignation, the Board determined that it was in the Fund's shareholders' best interest to redeem the outstanding shares of the Fund.  The majority of Fund assets were invested by friends and family of the Fund's portfolio manager, and the Board expected that those shares would be redeemed by Georgetowne Management regardless of the Board’s decision.

On November 25, 2008, the Fund's shareholders were notified that the Fund was no longer pursuing its investment objective, and the Fund would begin liquidating its portfolio to invest in cash. On or about December 30, 2008, after the Trust's Board determined to redeem the shares of the Fund, Ellis Investment Counsel Inc. ("Ellis"), a registered investment adviser owned by Bryan J. Ellis, contacted Georgetowne Management.  Ellis agreed to pay Georgetowne Management a nominal fee if Ellis was able to take over the management of the Fund.  Following the agreement between Georgetowne Management and Ellis, Fund shareholders either redeemed their shares, or their shares were redeemed, on or before January 12, 2009. As of January 12, 2009 and through February 4, 2010, the only remaining shareholder was Paul Hoffmeister, the owner of Georgetowne Management.

In separate actions by written consent of the Board of Trustees and the sole shareholder of the Fund, each effective January 13, 2009, Bryan J. Ellis, Alan P. Janney, and Richard Rothwell were elected to serve as Trustees of the Trust.  Effective January 14, 2009, Paul K. Hoffmeister resigned as Trustee of the Trust and Georgetowne Management resigned as investment adviser to the Fund.

On January 14, 2009, the Board of Trustees adopted resolutions amending the Trust’s Declaration of Trust by changing the name of the Trust to “Horizon Funds Trust” (hereinafter, the "Trust") and changing the name of the sole series of the Trust to “Horizon Funds Dividend Champions” (hereinafter, the "Fund").  A copy of the resolutions was filed with the Ohio Secretary of State on June 26, 2009.

Since January 12, 2009, the Fund's assets have been invested solely in cash, no entity has been providing investment advice to the Fund, and no shares of the Fund have been sold.

At a meeting of the Board of Trustees on January 23, 2010, the Trustees, including a majority of the Trustees who are not "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the  "1940 Act") (the “Independent Trustees”), approved a new management agreement with Horizon Funds Management, LLC (“Horizon Management”), a Georgia limited liability company registered as an investment adviser and of which Mr. Ellis is the Managing Member and President, to serve as the Fund’s investment adviser (the “Horizon Management Agreement”).  Pursuant to the Horizon Management Agreement, Mr. Ellis and Erich Schwerd, also a member of Horizon Management, will be the co-portfolio managers for the Fund.  In exchange for its services as adviser, the Fund will pay Horizon Management an annual fee equal to 1.00% of the Fund's average daily net assets.  Additionally, Horizon Management has entered into an expense limitation agreement with the Trust, under which Horizon Management has agreed to reduce its management fee and, to the extent necessary, reimburse the ordinary expenses incurred by the Fund, so that the Fund’s total annual ordinary operating expenses (excluding brokerage fees and commissions; borrowing costs such as (i) interest and (ii) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) do not exceed 1.50% of the Fund’s average daily net assets through February 28, 2011.  The Horizon Management Agreement will become effective upon the written consent of the sole shareholder of the Fund.

In addition to approving the Horizon Management Agreement, the Trustees, including a majority of the Independent Trustees, also approved a Distribution Plan (the "Plan") for the Fund pursuant to Rule 12b-1 under the 1940 Act.  Under the Plan, the Fund may pay up to 0.25% of the Fund's average daily net assets to brokers, advisers, and other intermediaries for selling shares of the Fund.  The Plan will become effective upon the written consent of the sole shareholder of the Fund.

If the Horizon Management Agreement and the Plan are approved by the sole shareholder of the Fund, the fees and expenses paid by Fund shareholders will be affected as shown in the table below.  When considering the information presented in the table, it is important to keep in mind that the information in the table regarding the Georgetowne Management Agreement reflects the fees and expenses incurred by the Fund during the Fund's fiscal year ended October 31, 2008, the last full fiscal year during which Georgetowne Management serviced the Fund.  Since Georgetowne Management resigned in January 2009, the Fund has been invested solely in cash, has not paid any entity to serve as the Fund's adviser, and has not incurred many of the normal expenses incurred by a fund making or holding investments other than cash.  The information in the table regarding the Horizon Management Agreement reflects the fees and estimated expenses expected to be incurred by the Fund during the current fiscal year ending October 31, 2010 and estimated average daily net assets of $4,000,000.

Shareholder Fees (fees paid directly from your investment)

	Georgetowne Management Agreement	Horizon Management Agreement
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed)(1)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Georgetowne Management Agreement	Horizon Management Agreement
Management Fees(2)	1.99%	1.00%
Distribution and/or Shareholder Servicing (12b-1) Fees	0.00%	0.25%
Acquired Fund Fees and Expenses(3)	0.05%	0.05%
Other Expenses(4)	0.13%	2.00%
Gross Total Annual Fund Operating Expenses	2.17%	3.30%
Adviser Fee Reduction / Expense Reimbursement	0.00%	1.80%
Net Total Annual Fund Operating Expenses After Fee Waiver	2.17%	1.50%

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(1) The 2.00% redemption fee applies to shares sold within 30 days of purchase.

(2) Under that Georgetowne Management agreement, the adviser paid the ordinary operating expenses of the Fund.  Under the Horizon Management Agreement, the adviser will not be responsible for paying the ordinary expenses of the Fund, except to the extent that it has agreed to cap the Fund’s ordinary operating expenses, as discussed below.

(3) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.  The acquired fund fees and expenses are based on those incurred by Georgetowne Management while pursuing a different investment strategy than Horizon Management would pursue.  Consequently, the actual acquired fund fees and expenses under the current strategy may be substantially different.

(4) Other expenses incurred when the Georgetowne Management Agreement was in effect are based on actual expenses incurred; other expenses incurred when the Horizon Management Agreement becomes effective are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Georgetowne Management Agreement	Horizon Management Agreement
1 Year	$228	$158
3 Year	$702	$489
5 Year	$1,203	$843
10 Year	$2,579	$1,841

Finally, the Board, including all of the Independent Trustees, also determined to recommend that the sole shareholder of the Fund elect Mr. Ellis, Mr. Janney, and Mr. Rothwell to the Board of Trustees.  The 1940 Act requires a certain percentage of the Trustees to have been elected by shareholders before the Board can appoint any new Trustee.  To make it easier to satisfy this requirement in the future, the Board of Trustees proposed to have shareholders elect Mr. Ellis, Mr. Janney, and Mr. Rothwell to their positions.  Their election will become effective upon the written consent of the sole shareholder of the Fund.

This Information Statement is being sent to shareholders of record as of [                          ], 2010.

A copy of the Fund’s most recent annual and semi-annual reports, including financial statements and schedules, is available at no charge by calling 1-877-257-4240 or by writing to Dividend Champions Fund, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

PROPOSAL #1:

APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN THE TRUST AND HORIZON FUNDS MANAGEMENT, LLC

Background

At a meeting of the Board of Trustees on January 23, 2010, the Trustees, including a majority of the Independent Trustees, approved a new management agreement with Horizon Management to serve as the Fund’s investment adviser.  Messrs. Ellis and Schwerd will be the co-portfolio managers for the Fund. Mr. Ellis, a Trustee, is the Managing Member and President of Horizon Management, and Mr. Schwerd is also a member of Horizon Management.  In exchange for its services as investment adviser, the Fund will pay Horizon Management an annual fee equal to 1.00% of the Fund's average daily net assets.  Additionally, Horizon Management has entered into an expense limitation agreement with the Trust, under which Horizon Management has agreed to reduce its management fee and, to the extent necessary, reimburse the ordinary expenses incurred by the Fund, so that the Fund’s total annual ordinary operating expenses (excluding brokerage fees and commissions; borrowing costs such as (i) interest and (ii) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) do not exceed 1.50% of the Fund’s average daily net assets through February 28, 2011.  The Horizon Management Agreement will become effective upon the written consent of the sole shareholder of the Fund.  Details regarding the approval of the Horizon Management Agreement and additional information about Horizon Management are below.

If the proposed management agreement with Horizon Fund Management, LLC is approved, Messrs. Ellis and Schwerd may benefit financially.

The Board of Trustees of the Trust has approved the Horizon Management Agreement for the Fund and recommends  that the sole shareholder approve the same.  The primary purpose of this proposal is to allow Horizon Management to serve as the investment adviser to the Fund.

The Horizon Management Agreement

The Horizon Management Agreement contains several changes from the previous management agreement (the “Georgetowne Management Agreement”).  Under the terms of the Georgetowne Management Agreement, Georgetowne Management managed the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnished office space and all necessary office facilities, equipment, and executive personnel necessary for managing the assets of the Fund.  Georgetowne Management also paid (i) the salaries and fees of all its officers and employees that serve as officers and trustees of the Trust and (ii) all ordinary operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses. For its services and the payment of Fund ordinary operating expenses, Georgetowne Management received an annual investment management fee of 1.99% of the average daily net assets of the Fund.

Like the Georgetowne Management Agreement, under the Horizon Management Agreement, Horizon Management will provide investment advice to the Fund and determine the securities to be purchased, held, or sold by the Fund, subject to the supervision of the Trustees.

Unlike the Georgetowne Management Agreement, the Horizon Management Agreement provides that, in exchange for its services as adviser, the Fund will pay Horizon Management an annual fee equal to 1.00% of the Fund's average daily net assets.  The Fund, rather than Horizon Management, will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the Act; and all other operating expenses not specifically assumed by Horizon Management.

Also unlike the Georgetowne Management Agreement, Horizon Management has entered into an expense limitation agreement with the Trust, under which Horizon Management will reduce its management fee and, to the extent necessary, reimburse the ordinary expenses incurred by the Fund, so that the Fund’s total annual ordinary operating expenses (excluding brokerage fees and commissions; borrowing costs such as (i) interest and (ii) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) do not exceed 1.50% of the Fund’s average daily net assets through February 28, 2011. Horizon Management is entitled to seek repayment of such reductions and reimbursements from the Fund within the three fiscal years following the year in which the expenses occurred, if the Fund is able to make such repayment without exceeding its current expense limitations and the repayment is approved by the Fund’s Board of Trustees.

The Horizon Management Agreement permits Horizon Management to delegate any or all of its responsibilities to one or more sub-advisers who enter into agreements with Horizon Management, provided the agreements are approved and ratified by the Trustees and shareholders as required by the 1940 Act.  The agreement also permits Horizon Management to accept research services from brokers in return for allocating Fund brokerage transactions to the brokers.

The Horizon Management Agreement will become effective upon the written consent of the Fund’s sole shareholder.  The agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval.  The agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by Horizon Management.  The Horizon Management Agreement automatically terminates in the event of its assignment.

The Horizon Management Agreement provides that Horizon Management shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund, except a loss resulting from willful misfeasance, bad faith, or gross negligence, or Horizon Management’s reckless disregard of its obligations.  These provisions are identical to those in the Georgetowne Management Agreement.

The Horizon Management Agreement is attached as Exhibit A.  You should read the agreement.  The description in this Information Statement of the Horizon Management Agreement is only a summary.

Information Concerning Horizon Funds Management, LLC

Horizon Funds Management, LLC is located at 2141 Meadowind Lane NE, Marietta, Georgia  30062.

The names, addresses, and principal occupations of the principal executive officers and managing members of Horizon Management are set forth below:

Name:	Title:	Address:	Principal Occupation:
Bryan J. Ellis	President & Managing Member	2141 Meadowind Lane NE, Marietta, Georgia 30062	Managing Member, Horizon Funds Management, LLC
Erich Schwerd	Vice-President & Chief Compliance Officer	2141 Meadowind Lane NE, Marietta, Georgia 30062	Owner, CIGX, LLC (investment advisory firm)

Evaluation By The Board Of Trustees

The Board has determined that the Horizon Management Agreement will enable the Trust to obtain high quality management services at costs that it deems appropriate and reasonable and that approval of the agreement is in the best interests of the Trust and the shareholders of the Fund.

At a meeting of the Board of Trustees held on January 23, 2010, the Board, including all of the Independent Trustees, evaluated and reviewed materials furnished by Horizon Management, including financial information, and discussed the proposed Horizon Management Agreement.

Based on its review, the Board of Trustees, including the Independent Trustees, unanimously recommended approval of the Horizon Management Agreement by the sole shareholder of the Fund.  The Board did not identify any single factor as controlling; matters considered by the Board, including the Independent Trustees, in connection with this recommendation included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of Horizon Management’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board noted that Mr. Ellis has several years of experience managing investments for private clients worth approximately $3 million through his investment advisory firm, Ellis Investment Counsel, Inc.  The Board then reviewed Horizon Management’s balance sheet and pro forma income statement and concluded that Horizon Management is sufficiently well capitalized to meet its obligations to the Fund.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of the past performance of accounts separately managed by the investment personnel of Horizon Management, as well as other factors relating to Horizon Management’s performance track record. The Board reviewed performance information for the private accounts managed by Mr. Ellis and noted that total return ranged from 19.6% to 25.7% during 2009, while their benchmark index returned approximately 23%.  The Board concluded that Horizon Management’s past performance was acceptable.

Fees and Expenses.  The Board noted that Horizon Management charges a 1.00% advisory fee based upon the Fund’s average daily net assets.  The Board then discussed the comparison of management fees and total operating expense data and reviewed Horizon Management’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Board noted that, although Horizon Management’s advisory fee matched other funds at the high end of the peer group, the expense limitation agreement kept the Fund’s expense ratio below the median for the peer group.  The Trustees then discussed the management strategy of Horizon Management and its overall duties.  The Trustees concluded that Horizon Management’s advisory fee and expense ratio were acceptable in light of the services the Fund will receive from Horizon Management, and the level of fees paid by funds in the peer group.

Economies of Scale.  The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  The Board noted that because the Fund is restarting operations, there are unlikely to be any economies of scale during the first year.  The Board also noted that Horizon Management has agreed to consider whether economies of scale could be realized by the Fund in the future.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale were unlikely to be realized.

Profitability.  The Board, including the Independent Trustees, considered the profits, if any, expected to be realized by Horizon Management in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Board noted that Horizon Management is waiving its management fees and reimbursing the Fund's ordinary operating expenses to limit total fund operating expenses to 1.50% of average daily assets and Horizon Management does not expect to profit from its services to the Fund at this time.  The Board also noted that Horizon Management is a newly formed entity created for the purpose of advising the Fund and that Messrs. Ellis and Schwerd had committed to providing the necessary capital to meet the adviser’s obligations.

Conclusion.  Having requested and received such information from Horizon Management as the Board believed to be reasonably necessary to evaluate the terms of the proposed Horizon Management Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that approval of the Horizon Management Agreement is in the best interests of the Trust and the Fund’s shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the Horizon Management Agreement and voted to recommend it to shareholders for approval.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE HORIZON MANAGEMENT AGREEMENT.

PROPOSAL 2:

APPROVAL OF A DISTRIBUTION PLAN PURSUANT TO RULE 12b-1 FOR THE FUND

Rule 12b-1 under the 1940 Act provides that a mutual fund may distribute its own shares, provided that fees or other payments made to brokers, dealers or other intermediaries for selling shares of the fund are made pursuant to a written plan that “describes all material aspects of the proposed financing of distribution.”  A mutual fund is considered to be distributing its own shares if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to prospective shareholders, and the printing and mailing of sales literature.  Rule 12b-1 requires that a fund’s board of trustees and shareholders approve any distribution plan.

On January 23, 2010, at an in-person meeting, the Board, including a majority of the Independent Trustees, approved a Distribution Plan (the "Plan”) for the Fund.  Under the Plan, the Fund may pay up to 0.25% of its average daily net assets to brokers, advisers and other intermediaries in connection with the distribution of Fund shares.  Upon approval by the sole shareholder of the Fund, the Fund will begin accruing and paying expenses under the Plan, as described below.  A copy of the Plan is attached to this Information Statement as Exhibit B.

The Plan

The Plan provides that, subject to the supervision of the Trustees, the Trust may, directly or indirectly, engage in any activities related to the distribution of shares of the Fund, which activities may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of Shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of Shares or that hold Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (b) payments made to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that render shareholder support services not otherwise provided by the Trust’s transfer agent, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating this Plan..  The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Fund shares, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

The Plan provides that the Fund will pay its adviser, Horizon Management, an annual fee for its services in connection with the sales and promotion of the Fund, including its distribution expenses, as described above.  The annual fee paid to Horizon Management, calculated daily and paid monthly, will be 0.25% of the average daily net assets of the Fund.  The actual distribution related expenses incurred by Horizon Management may be less than the 12b-1 fees that it receives from the Fund.  Horizon Management will then use the money from the Plan to pay brokers, advisers and other intermediaries for the distribution of Fund shares.

At least quarterly, Horizon Management will provide to the Board, and the Trustees will review, a written report of the amounts expended under the Plan and any related agreements, and the purposes for which such expenditures were made.  The Plan will continue in effect until the next annual approval of the Plan by the Board and thereafter for successive one year periods, but only if approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees, cast in-person at a meeting called for the purpose of voting on the Plan.  All material amendments to the Plan must be approved by a vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendments.  Any amendment to the Plan that materially increases the costs that the Fund may bear for distribution pursuant to the Plan must be approved by a majority vote of the outstanding voting securities of the Fund.  The Plan may be terminated at any time by: (a) a majority vote of the Independent Trustees, or (b) a vote of a majority of the outstanding voting securities of the Fund.

For information regarding the Plan’s effect on the fees and expenses paid by Fund shareholders, please see the tabular information above under Proposal 1 and the examples following the tables.

Evaluation By The Board of Trustees.

In deciding to recommend the adoption of the Plan, the Trustees considered a variety of factors.  The Trustees also consulted with counsel who is not counsel for Horizon Management.  The Board concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders, and that the fees to be paid under the Plan are fair and reasonable in light of the services to be provided.

The Trustees considered the nature of the circumstances making the Plan necessary and appropriate.  The Board discussed the competition within the mutual fund industry and the need to finance distribution and shareholder support services to obtain and retain shareholders.  The Trustees also considered the circumstances giving rise to the need for the Plan and whether the Plan addressed those needs.  The Trustees discussed the fact that the Fund is still small, and that the Plan is expected to finance activities designed to attract and retain new assets.  The Plan provides an incentive to financial intermediaries to make the Fund available to their customers, and supplies the resources financial intermediaries needed to provide high quality shareholder servicing.   The Trustees agreed that it is important for the Fund to grow to realize economies of scale and reduce expenses paid by shareholders.  They acknowledged that, due to the small size of the Fund, Horizon Management will be subsidizing the Fund.  The Board members agreed that Horizon Management was more likely to continue serving as the investment adviser if the Fund grows and the subsidization is reduced or eliminated.

The Trustees discussed whether the Plan was a reasonable option considering the characteristics of the Fund and the type of investors to which the Plan is directed.  The Board noted that the actual distribution related expenses incurred by Horizon Management may, in the future, be less than the 12b-1 fees that Horizon Management receives from the Fund.  While the Trustees considered alternatives, such as a plan under which the Fund reimburses Horizon Management for actual expenditures, it did not consider other alternatives to be as flexible as the proposed Plan.  In addition, the Trustees indicated that the level of distribution related expenses incurred by Horizon Management compared to the 12b-1 fees would be taken into consideration annually when the Board considers the Plan for renewal.  Finally, the Trustees considered whether any other party would benefit from the Plan in addition to the Fund.  The Trustees recognized that a greater level of fund assets could benefit the adviser and/or sub-adviser, by increasing its management fee revenue to the extent that the Plan succeeds in attracting and retaining assets.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE DISTRIBUTION PLAN PURSUANT TO RULE 12b-1 FOR THE FUND.

PROPOSAL 3:

ELECTION OF TRUSTEES

The Fund’s sole shareholder is being asked to elect Bryan J. Ellis, Alan P. Janney, and Richard Rothwell to the Board of Trustees of the Trust.  Each of them has agreed to serve on the Board of Trustees for an indefinite term.  Mr. Ellis, Mr. Janney, and Mr. Rothwell were each elected to the Board of Trustees by the entire Board of Trustees on January 13, 2009, prior to the resignation of the original Trustees.  Neither Mr. Janney, nor Mr. Rothwell is an "interested person" of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.  Mr. Ellis is the owner, Managing Member, and President of Horizon Management.

The 1940 Act requires a certain percentage of the Trustees to have been elected by shareholders before the Board can appoint any new Trustee.  To make it easier to satisfy this requirement in the future, the Board of Trustees proposed to have shareholders elect Mr. Ellis, Mr. Janney, and Mr. Rothwell to their positions.

Information about the Incumbent Trustees

Mr. Janney and Mr. Rothwell are considered Independent Trustees; Mr. Ellis is not considered to be an Independent Trustee.  Information about the incumbent Trustees, including their addresses, age, principal occupation during the past five years, and other current public directorships is set forth in the table below. The Fund is the only mutual fund overseen by the Trustees.  The Fund is not part of a family of mutual funds.

Incumbent Independent Trustee

Name, Address and Age	Position(s) Held with Trust and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	Other Public Directorships Held by the Nominee
Alan P. Janney c/o Horizon Funds 2141 Meadowind Lane NE Marietta, GA 30062 Age: 47	Trustee since January 14, 2009	Indefinite	Principal Engineer, AEED, Inc. (an engineering consulting firm) (August 2002 to present)	None
Richard J. Rothwell c/o Horizon Funds 2141 Meadowind Lane NE Marietta, GA 30062 Age: 69	Trustee since January 14, 2009	Indefinite	Retired (April 2006 to present); Marketing Chair, Brandywine Zoo (December 2008 to present)	None

Incumbent Interested Trustee and Trust Officer

Name, Address and Age	Position(s) Held with Trust and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	Other Public Directorships Held by the Nominee
Bryan J. Ellis[1] c/o Horizon Funds 2141 Meadowind Lane NE Marietta, GA 30062 Age: 47	President and Trustee since January 14, 2009	Indefinite	President, Ellis Investment Counsel, Inc. (January 1999 to present); President and Managing Member, Horizon Funds Management, LLC (December 2008 to present)	None

1 Mr. Ellis is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act by virtue of his affiliation with the Trust's investment adviser.

The following tables set forth the aggregate dollar range of equity securities of the Fund owned by each incumbent Trustee of the Trust as of February 1, 2010.

Incumbent Interested Trustee

Trustee/Nominee	Dollar Range of Equity Securities in the Fund
Bryan J. Ellis	$0

Incumbent Independent Trustees

Trustee/Nominee	Dollar Range of Equity Securities in the Fund
Alan P. Janney	$0
Richard J. Rothwell	$0

Neither Mr. Janney, nor Mr. Rothwell own any securities of Horizon Management.

Trustee and Officer Compensation

The following tables provide information regarding Trustee compensation for the fiscal year ended October 31, 2009.  Each Independent Trustee will receive $1,000 per fiscal year for service as a Trustee, including $1,000 for service for the fiscal year ending October 31, 2010.

Incumbent Interested Trustee

Name and Position	Aggregate Compensation for Service to the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustee Service to Trust
Bryan J. Ellis President and Trustee	$0	$0	$0	$0

Incumbent Independent Trustees

Name and Position	Aggregate Compensation for Service to the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustee Service to Trust
Alan P. Janney Trustee	$0	$0	$0	$0
Richard J. Rothwell Trustee	$0	$0	$0	$0

Standing Committee

The Audit Committee is composed of all of the Independent Trustees.  The Audit Committee generally meets at least twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and (i) oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selects the Trust's independent registered public accounting firm, (iii) reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviews the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitors the auditor's independence.  During the fiscal year ending October 31, 2009, the Audit Committee met only one time because the Fund was not being sold to the public for the last nine months of that period.  The Audit Committee Charter is attached as Exhibit C.

The Board of Trustees met only one time during the fiscal year ending October 31, 2009 because the Fund was not being sold to the public for the last nine months of that period.

The Trust does not have a formal Nominating Committee.   Because of the small size of the Board and the fact that shares of the Fund have not been sold to the public during the past year, the Board has not felt that a formal Nominating Committee or such policy is necessary at this time.  Any Trustee may nominate a person to serve as Trustee, and any such nominations will be considered by the full Board.  The Board will not consider trustee candidates recommended by security holders, except if the security holder is also a Trustee.  The Trust has no specific minimum qualifications for service as a Trustee, but in considering a trustee candidate, the Trustees will evaluate a candidate’s general business, finance, or investing experience in a professional or personal capacity and the candidate’s academic background in finance, accounting, or investing.

Additionally, the Board does not have a formal process for security holders to send communications to the Board.  The Board believes such a process is not necessary because of the passive nature of investments in mutual funds and because the extensive public reporting required by the 1940 Act and the Securities Exchange Act of 1934 and the role of the Independent Trustees on the Board provide sufficient protections for shareholders.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF TRUSTEES.

OPERATION OF THE FUND

The Fund is a diversified series of Horizon Funds Trust, an open-end management investment company organized as an Ohio business trust on February 18, 2003.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Trust retains various organizations to perform specialized services.  As described above, the Fund anticipates retaining Horizon Funds Management, LLC, as its investment adviser.  The Fund retains Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, to provide the Fund with compliance and administrative services and to act as the Fund’s transfer agent and fund accountant.

VOTING SECURITIES AND VOTING

From January 13, 2009 and through February 4, 2010, there has been one share of the Fund issued and outstanding, and the sole shareholder is entitled to one vote per share of the Fund.  As a result, only the sole shareholder of record on [

] is entitled to vote on the above actions.  The sole shareholder’s consent will constitute the affirmative vote of 100% of the voting shares of the Fund.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information, as of December 31, 2009, with respect to the percentage of shares of the Fund beneficially owned by each Trustee and named executive officers of the Trust.

Name	Percent of Fund
Bryan J. Ellis, President & Treasurer	None
Alan P. Janney, Trustee	None
Richard J. Rothwell, Trustee	None
Erich Schwerd, Vice President, Secretary & Chief Compliance Officer	None

As of December 31, 2009, all Trustees and officers of the Trust as a group beneficially owned 0% of the outstanding shares of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of December 31, 2009, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any class of the fund as of  December 31, 2009.

Shareholder	% Owned
Paul K. Hoffmeister c/o Georgetowne Funds 345 Romona Road Wilmette, IL 60091 (beneficial owner)	100%

BY ORDER OF THE BOARD OF TRUSTEES

Erich Schwerd

Secretary

Dated: [February   , 2010]

Exhibit A

HORIZON FUNDS MANAGEMENT, LLC

 MANAGEMENT AGREEMENT

TO:

Horizon Funds Management LLC

2141 Meadowind Lane

Marietta, GA 30062

Dear Sirs:

Horizon Funds Trust (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an investment company.  The Trust currently offers one series of shares to investors, the Dividend Champions Fund (the “Fund”).

You have been selected to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth.  Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.

ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to the Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish.  You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable.  You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.  You may delegate any of the responsibilities, rights or duties described above to one or more persons, provided you notify the Trust and agree that such delegation does not relieve you from any liability hereunder.

You will provide at least sixty (60) days prior written notice to the Trust of any change in your ownership or management, or any event or action that may constitute a change in control.  You will provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Fund.

2.

USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the "Act"), by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act).  Any such delegation shall not relieve you from any liability hereunder.

3.

ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation of any sub-adviser retained pursuant to paragraph 2 above and the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your corporation or limited liability company and will make available, without expense to the Fund, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.  Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with you.  The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation or limited liability company will be paid by the Fund.  You will pay all advertising, promotion and other distribution expenses incurred in connection with the Fund’s shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.

The Fund will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the Act; and all other operating expenses not specifically assumed by you.  The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.

COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee based on the average value of the daily net assets of the Fund and paid at an annual rate of 1.00%.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required.  If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day.  If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5.

EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you (or the applicable sub-adviser retained pursuant to paragraph 2 above) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or the sub-adviser), subject to review of this selection by the Board of Trustees from time to time.  You (or the sub-adviser) will be responsible for the negotiation and the allocation of principal business and portfolio brokerage.  In the selection of such brokers or dealers and the placing of such orders, you (or the sub-adviser) are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You (or the sub-adviser) should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.  In seeking best qualitative execution, you (or the sub-adviser) are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion.  You (or the sub-adviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you (or the sub-adviser) determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer.  The determination may be viewed in terms of either a particular transaction or your (or the sub-adviser’s) overall responsibilities with respect to the Fund and to accounts over which you (or the sub-adviser) exercise investment discretion.  The Fund and you (and the sub-adviser) understand and acknowledge that, although the information may be useful to the Fund and you (and the sub-adviser), it is not possible to place a dollar value on such information.  The Board of Trustees shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

A broker’s or dealer's sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of the Fund.  You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) the Fund's portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from the Fund's portfolio transactions through such broker or dealer.  However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of the Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-1(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you (or the sub-adviser), any of your (and the sub-adviser’s) affiliates or any affiliates of your (or the sub-adviser’s) affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others.  If any occasion should arise in which you (or the sub-adviser) give any advice to your clients (or clients of the sub-adviser) concerning the shares of the Fund, you (or the sub-adviser) will act solely as investment counsel for such client and not in any way on behalf of the Fund.

6.

PROXY VOTING

You will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy.  You agree to provided a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement

7.

CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8.

SERVICES NOT EXCLUSIVE/USE OF NAME

Your (and the sub-adviser’s) services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you (or the sub-adviser) may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Fund.

The Trust and you acknowledge that all rights to the names “Horizon”, “Dividend Champion” or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name.  In the event you cease to be the adviser to the Fund, the Trust’s right to the use of the names “Horizon” and “Dividend Champion” shall automatically cease on the ninetieth day following the termination of this Agreement.  The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days’ written notice by you to the Trust.  Nothing contained herein shall impair or diminish in any respect, your right to use the names “Horizon” and “Dividend Champion” in the name of, or in connection with, any other business enterprises with which you are or may become associated.  There is no charge to the Trust for the right to use this name.

9.

LIMITATION OF LIABILITY OF MANAGER

You may rely on information reasonably believed by you to be accurate and reliable.  Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

10.

DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date of this Agreement and shall continue in effect with respect to the Fund for a period of two years.  This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of the Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you.  This Agreement shall automatically terminate in the event of its assignment

11.

AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

12.

LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Horizon Funds Trust” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended.  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the applicable Fund), as provided in the Agreement and Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the applicable Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of applicable Fund) as provided in its Agreement and Declaration of Trust.  A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Ohio.

13.

SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14.

BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all record which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request.  You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15.

QUESTIONS OF INTERPRETATION

(a)

This Agreement shall be governed by the laws of the State of Ohio.

(b)

For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c)

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff.  In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16.

NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust is 2141 Meadowind Lane, Marietta, GA 30062.

17.

CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.  You agree that, consistent with your Code of Ethics, neither you nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund's portfolio holdings.

18.

COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.

 BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

20.

CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

[Remainder of this page intentionally left blank]

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

Horizon Funds Trust

Dated: as of January 23, 2010

By:

Print Name:

Title:

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

Horizon Funds Management LLC

Dated: as of January 23, 2010

By:

Print Name:

Title:

Exhibit B

HORIZON FUNDS TRUST

PLAN OF DISTRIBUTION

PURSUANT TO RULE 12b-1

(Adopted January 23, 2010)

WHEREAS, Horizon Funds Trust, an Ohio business trust (the “Trust”), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest without par value (the “Shares”), which may be divided into one or more series of Shares (“Series”); and

WHEREAS, the Trust currently intends to offer one Series: Dividend Champions Fund (the “Fund”); and

WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the “Independent Trustees”), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders, have approved this Plan, by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto.

NOW THEREFORE, the Trust hereby adopts this Plan for the Fund, in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

1.  Distribution Activities.  Subject to the supervision of the Trustees of the Trust, the Fund may, directly or indirectly, engage in any activities related to the distribution of Shares of the Fund, which activities may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of Shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of Shares or that hold Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (b) payments made to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that render shareholder support services not otherwise provided by the Trust’s transfer agent, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating this Plan.  The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Shares, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

2.  Annual Fee.  The Fund will pay the Fund’s investment advisor (the “Advisor”) an annual fee for the Advisor’s services in connection with the sales and promotion of the Fund, including its expenses in connection therewith (collectively, “Distribution Expenses”).  The annual fee paid by the Fund to the Advisor under this Plan will be calculated daily and paid monthly by the Fund on the first day of each month at an annual rate not to exceed 0.25% of the average daily net assets of the Shares of the Fund.  Payments received by the Adviser pursuant to this Plan are in addition to fees paid by the Fund pursuant to the Management Agreement.

3.  Term and Termination.

(a)  This Plan shall become effective with respect to the Fund upon approval by majority votes of:  (i) the Trust’s Board of Trustees; and (ii) the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan; and (iii) the shareholders of the Fund.

(b)  This Plan shall remain in effect, with respect to the Fund, for the period of one year from the date determined pursuant to paragraph 3(a) above and may be continued thereafter if this Plan is approved at least annually by a majority of the Trust’s Board of Trustees and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such Plan.

(c)  This Plan may be terminated with respect to the Fund at any time by the vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Shares of the Fund.  If this Plan is terminated with respect to the Fund, the Fund will not be required to make any payments for expenses incurred after the date of termination.

4.  Amendments.  All material amendments to this Plan must be approved in the manner provided for annual renewal of this Plan in Section 3(b) hereof.  In addition, this Plan may not be amended to increase materially the amount of expenditures provided for in Section 2 hereof for the Fund unless such amendment is approved by a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Shares of the Fund to which the increase applies.

5.  Selection and Nomination of Trustees.  While this Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

6.  Quarterly Reports.  The Treasurer of the Trust shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

7.  Recordkeeping.  The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the date of this Plan, the agreements or such reports, as the case may be, the first two years in an easily accessible place.

8.  Limitation of Liability.  A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio and notice is hereby given that this Plan is executed on behalf of the Trustees of the Trust as trustees and not individually and that the obligations of the Fund under this instrument are not binding upon the Trustees, the shareholders of the Trust individually, or with respect to the Fund, the assets or property of any other series of the Trust, but are binding only upon the assets and property of the Fund, respectively.

Exhibit C

HORIZON FUNDS TRUST

AUDIT COMMITTEE CHARTER

Composition and Operation of the Audit Committee

1.

The Committee shall be composed entirely of independent trustees.

2.

The Committee may elect a chairperson, who will preside over Committee meetings.

3.

A majority of the Committee's members will constitute a quorum.  At any meeting of the Committee, the decision of a majority of the members present and voting will be determinative as to any matter submitted to a vote.

4.

The Committee shall meet at such times as it determines. The Committee shall have the authority to meet privately and to admit non-members individually by invitation.

5.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

Purposes of the Audit Committee

1.

The purposes of the Committee are:

(a)

to oversee the Trust’s accounting and financial reporting policies and practices, its internal control over financial reporting and, as appropriate, the internal controls of certain service providers;

(b)

to be responsible for the appointment, compensation, and oversight of the work of any public accounting firm employed by the Trust for the purpose of preparing or issuing an audit report or related work, including resolution of disagreements between management and the auditors regarding financial reporting;

(c)

to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and

(d)

to act as a liaison between the Trust’s independent auditors and the full Board of Trustees.

2.

The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditors’ responsibility to plan and carry out a proper audit.

Duties and Powers of the Audit Committee

1.

To carry out its purposes, the Committee shall have the following duties and powers:

(a)

to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) review and evaluate the qualifications, independence and performance of the Trust’s independent auditors, (ii) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (iii) receive the auditors’ specific representations as to their independence, (iv) evaluate the independence of the auditors, (v) pre-approve all audit services and, when appropriate, any non-audit services1 provided by the independent auditors to the Trust, and (vi) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser,2 or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust,

1 The Sarbanes-Oxley Act of 2002 prohibits a fund's independent accountant from providing certain enumerated non-audit services contemporaneously with the fund's audit.  These services include:  (i) bookkeeping; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions and contribution in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker dealer, investment adviser, or investment banking services; (viii) legal and expert services unrelated to the audit; and (ix) any other service the Board determines is prohibited.

2 This does not include a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

(b)

to meet with the Trust’s independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trust’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Trust’s financial policies, procedures and internal control over financial reporting and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board of Trustees and shareholders;

(c)

to review the audited financial statements and make recommendations to the Board regarding approval of such statements;

(d)

to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;

(e)

to investigate improprieties or suspected improprieties in Trust operations brought to the attention of the Committee;

(f)

to review with the Trust’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Trust’s internal control over financial reporting;

(g)

to review the fees charged by the auditors for audit and non-audit services;

(h)

to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion; and

(i)

to consider whether the non-audit services provided by the Trust’s auditor to the Trust’s investment adviser or any adviser affiliate that provides ongoing services to the Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

2.

The Committee shall report its activities to the full Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

3.

The Committee shall perform such other functions consistent with this Charter, the Trust's Declaration of Trust, By-laws, and applicable law, as the Committee or the Board deems necessary and appropriate.

Adopted December 8, 2003.